Exhibit 99.2

Australian Government

Takeovers Panel

MEDIA RELEASE

No: TP14/63

Monday, 28 July 2014

Ambassador Oil and Gas Limited 01 - Decision

The Panel has made a declaration of unacceptable circumstances (Annexure A) and orders (Annexure B) on an application dated 18 June 2014 by Magnum Hunter Resources Corporation in relation to the affairs of Ambassador Oil and Gas Limited (see TP 14/39).

Background

On 28 May 2014, Drillsearch Energy Limited and Ambassador announced Drillsearch’s intention to make a recommended conditional off-market scrip bid for Ambassador. The offer consideration comprised 1 Drillsearch share for every 5.4 Ambassador shares. Drillsearch and Ambassador also announced that:

•                                Drillsearch had acquired a relevant interest in 19.9% of Ambassador and

•                                Mrs Fotoula Hatziladas and Eye Investment Fund Ltd, who collectively held 17.6% of Ambassador, and the directors of Ambassador, who collectively held 7.4% of Ambassador, had advised Ambassador that they intended to accept the bid “within 14 days from the opening of the offer, in the absence of a superior offer [or proposal]” (Intention Statements).

The 19.9% pre-bid stake and Intention Statements were arranged either by a director of Ambassador or by Mr Kleo Hatziladas. Mr Hatziladas has a relevant interest in his wife’s shareholding. Mr Hatziladas was also corporate adviser to Ambassador and negotiated the proposed offer with Drillsearch on Ambassador’s behalf.

On 10 June 2014, Magnum announced its intention to make an off-market conditional scrip bid for Ambassador. The offer consideration comprised 1 share of Magnum common stock for every 27.8 Ambassador shares.

On 12 June 2014, Drillsearch’s offer opened.

On 16 June 2014, Drillsearch increased its bid by adding 5 cents cash per Ambassador share and declared its bid unconditional. On the same day, Ambassador announced that its board had determined that Drillsearch’s revised offer was superior to Magnum’s offer and that it had become aware that shareholders representing approximately 32.77% of the issued shares in Ambassador had accepted Drillsearch’s offer (including Mrs Hatziladas, Eye Investment and two Ambassador directors, Mr David Shaw and Mr Giustino Guglielmo).

On 17 June 2014, Magnum increased the scrip consideration offered under its bid by offering 1 share of Magnum common stock for every 23.6 Ambassador shares and declared its offer unconditional.

Magnum submitted that (among other things):

•                                Drillsearch was associated with each of the shareholders who gave an Intention Statement and therefore acquired its pre-bid stake in breach of s606(1) and

•                                in accepting Drillsearch’s bid early, Mrs Hatziladas, Eye Investment, Mr Guglielmo and Mr Shaw had acted contrary to their Intention Statements.

Declaration

The Panel considered that the circumstances were unacceptable because (among other things):

1.                            Drillsearch was associated with each of Mr Hatziladas, Mrs Hatziladas, Mr Guglielmo, Mr Shaw and Mr Correia under s12(2)(b) for the purpose of controlling or influencing the conduct of Ambassador’s affairs or under s12(2)(c) in relation to Ambassador’s affairs. As a result, Drillsearch had voting power of at least approximately 19.55% of Ambassador prior to acquiring the 19.9% pre-bid stake. Accordingly, the pre-bid stake was acquired in breach of s606 and

2.                            Mrs Hatziladas, Eye Investment, Mr Guglielmo and Mr Shaw did not give effect to their respective Intention Statements, by accepting 4 days after Drillsearch’s offer opened rather than the 14 days referenced in their intention statements.

The Panel did not consider it against the public interest to make the declaration, and in making it had regard to the matters in s657A(3).

Orders

The Panel has made orders to the effect that:

•                                Drillsearch lodge with ASIC, ASX and dispatch to Ambassador shareholders a supplementary bidder’s statement in a form approved by the Panel.

•                                Drillsearch must ensure that its offer remains open for a period of not less than 21 days after the date on which its supplementary bidder’s statement is sent to shareholders.

•                                Mrs Hatziladas, Eye Investment, Mr Guglielmo and Mr Shaw’s acceptances of Drillsearch’s offer are reversed and they must wait 14 days from the release of Drillsearch’s supplementary bidder’s statement before deciding whether to accept Drillsearch’s offer.

(1) References are to the Corporations Act 2001 (Cth) unless otherwise indicated

•                                The former Ambassador shareholders who sold their shares as part of the pre-bid stake, and all other shareholders who have accepted Drillsearch’s offer, are given a ‘withdrawal’ right which is operative up until 14 days after the release of Drillsearch’s supplementary bidder’s statement.

The sitting Panel was Martin Alciaturi, David Friedlander and Nora Scheinkestel (sitting President).

The Panel will publish its reasons for the decision in due course on its website www.takeovers.gov.au.

Allan Bulman

Director, Takeovers Panel

Level 10, 63 Exhibition Street
Melbourne VIC 3000

Ph: +61 3 9655 3597

allan.bulman@takeovers.gov.au

Australian Government

Takeovers Panel

ANNEXURE A

CORPORATIONS ACT

SECTION 657A

DECLARATION OF UNACCEPTABLE CIRCUMSTANCES

AMBASSADOR OIL AND GAS LIMITED 01

CIRCUMSTANCES

1.                            Ambassador Oil and Gas Limited (Ambassador) is an ASX listed entity.

2.                            The directors of Ambassador have, or at all material times had, a relevant interest in Ambassador shares as follows:

(a)                        Mr Giustino Guglielmo, approximately 7.1%

(b)                        Mr David Shaw, approximately 0.7% and

(c)                         Mr Emmanuel Correia, at least approximately 0.088%.(2)

3.                            On 28 May 2014, Drillsearch Energy Limited (Drillsearch) and Ambassador jointly announced:

(a)                        Drillsearch’s intention to make a recommended conditional off-market bid for Ambassador, offering 1 Drillsearch share for every 5.4 Ambassador shares (an implied consideration of $0.293 per share)

(b)                        that Drillsearch had “entered into acquisition agreements with several Ambassador shareholders under which it has agreed to acquire a total of 19.9% of Ambassador at an offer price of 1 Drillsearch share for every 5.4 Ambassador shares (i.e. the same consideration as under the Offer)”(3)

(c)                         that “Mrs Hatziladas and Eye Investment Fund Ltd [Eye Investment], who collectively hold 17.6% of Ambassador, have advised Ambassador that they intend to accept the Offer within 14 days from the opening of the Offer, in the absence of a superior offer” (Intention Statement)(4) and

(d)                        that the two companies had entered into a bid implementation agreement.

4.                            Also on 28 May 2014, Ambassador separately announced that “all the directors have today advised Ambassador that they intend to accept the Offer within 14 days of the opening of the Offer Period, in the absence of a superior proposal” (also an

(2) Peleton Capital Pty Ltd, of which Mr Correia is a director, has or had a relevant interest in additional shares but it is unclear if Mr Correia had a relevant interest in those shares

(3) 32 shareholders in total

(4) Prior to 28 May 2014, each of Mrs Hatziladas, Eye Investment, Mr Guglielmo, Mr Shaw and Mr Correia advised Ambassador that they consented to or approved the making of the Intention Statement

Intention Statement). The announcement also stated that the directors held a beneficial interest in approximately 7.4% of Ambassador.(5)

5.                            On 10 June 2014, Magnum Hunter Resources Corporation (Magnum) announced its intention to make a conditional off-market bid for Ambassador, offering 1 share of Magnum common stock for every 27.8 Ambassador shares (an implied consideration of $0.34 per share).(6)

6.                            On 12 June 2014, Drillsearch lodged its bidder’s statement with ASIC and its offer opened.

7.                            On 16 June 2014, Drillsearch increased its bid by adding 5 cents cash per Ambassador share (increasing the implied consideration to $0.338) and declared its bid unconditional. Also on 16 June 2014, Mrs Hatziladas, Eye Investment, Mr Guglielmo and Mr Shaw accepted Drillsearch’s offer.

8.                            Mr Kleo Hatziladas had a relevant interest in 11.65% of Ambassador shares through the holding registered in the name of his wife, Mrs Hatziladas.

9.                            Mr Hatziladas acts as corporate adviser to Ambassador.

10.                     Mr Hatziladas arranged Drillsearch’s pre-bid stake at Drillsearch’s request.

11.                     Mr Hatziladas arranged the Intention Statements following discussions with Drillsearch, other than for Eye Investment which had discussions with Mr Guglielmo.

12.                     The directors of Ambassador acquiesced in the role played by Mr Hatziladas in arranging the pre-bid stake and Intention Statements and negotiating the offer with Drillsearch generally.

13.                     The Panel considers that Drillsearch is associated with each of Mr Hatziladas, Mrs Hatziladas, Mr Guglielmo, Mr Shaw and Mr Correia under section 12(2)(b)(7) for the purpose of controlling or influencing the conduct of Ambassador’s affairs.

14.                     In the alternative, the Panel considers that Drillsearch is associated with each of Mr Hatziladas, Mrs Hatziladas, Mr Guglielmo, Mr Shaw and Mr Correia under section 12(2)(c) in relation to the affairs of Ambassador.

Pre-bid acquisition

15.                     On 28 May 2014, when Drillsearch acquired a relevant interest in Ambassador of approximately 19.9% under the acquisition agreements, it had voting power in at least approximately 19.55% of Ambassador and so the 19.9% was acquired in contravention of section 606.

(5) Mr Guglielmo and Mr Correia sold some shares as pre-bid sales

(6) Magnum’s offer was subsequently increased on 17 June 2014 to 1 share of Magnum common stock for every 23.6 Ambassador shares (an implied consideration of $0.38)

(7) References are to sections of the Corporations Act 2001 (Cth) unless otherwise indicated.

Intention Statements

16.                     Further, the Intention Statements were statements to which ASIC’s truth in takeovers policy under Regulatory Guide 25 Takeovers: False and misleading statements applied.

17.                     By accepting Drillsearch’s offer on 16 June 2014 (four days after the offer opened rather than the 14 days referenced in their Intention Statements) Mrs Hatziladas, Eye Investment, Mr Guglielmo and Mr Shaw departed from their Intention Statements such that:

(a)                        the acquisition of control over Ambassador shares did not take place in an efficient, competitive and informed market and

(b)                        Ambassador shareholders were not given enough information to enable them to assess the merits of the proposal.

Unacceptable circumstances

18.                     It appears to the Panel that the circumstances are unacceptable:

(a)                        having regard to the effect that the Panel is satisfied the circumstances have had, are having, will have or are likely to have on:

(i)                           the control, or potential control, of Ambassador or

(ii)                        the acquisition, or proposed acquisition, by a person of a substantial interest in Ambassador and

(b)                        having regard to the purposes of Chapter 6 set out in section 602 and

(c)                         because they constituted or constitute a contravention of a provision of Chapter 6.

19.                     The Panel considers that it is not against the public interest to make a declaration of unacceptable circumstances. It has had regard to the matters in section 657A(3).

DECLARATION

The Panel declares that the circumstances constitute unacceptable circumstances in relation to the affairs of Ambassador.

Alan Shaw

Counsel

with authority of Nora Scheinkestel
President of the sitting Panel

Dated 28 July 2014

Australian Government

Takeovers Panel

ANNEXURE B

CORPORATIONS ACT
SECTION 657D
ORDERS

AMBASSADOR OIL AND GAS LIMITED

The Panel made a declaration of unacceptable circumstances on 28 July 2014.

THE PANEL ORDERS

1.             Disclosure

Drillsearch must as soon as reasonably practicable, in a form approved by the Panel:

(a)                       lodge with ASIC, ASX and dispatch to Ambassador shareholders including Ambassador shareholders who have accepted the Offer, a supplementary bidder’s statement disclosing:

(i)                  a summary of the Panel’s findings set out in the declaration of unacceptable circumstances dated 28 July 2014

(ii)               the effect of the reversal of acceptances of the Offer by the Intention Statement Shareholders

(iii)            the effect of the right to withdraw acceptances by an Ambassador shareholder (other than the Intention Statement Shareholders)

(iv)           the effect of the right to reverse a Share Purchase Deed by a Selling Shareholder

(v)              that the offer period has been, or will be, extended so as to comply with order 6 and

(vi)           a statement that the supplementary disclosure was required by the Panel

(b)                       together with the supplementary bidder’s statement, send a letter to the Intention Statement Shareholders, which explains the effect of order 3 including how the Intention Statement Shareholders may comply with order 3.3(a)

(c)                        together with the supplementary bidder’s statement, send a cover letter (which includes a withdrawal form and a reply paid self-addressed envelope) to each Ambassador shareholder who has accepted the Offer, other than the Intention Statement Shareholders, which:

(i)                  notifies the shareholder of the right to withdraw their acceptance under order 4

(ii)               gives instructions as to what the shareholder must do to exercise that right and

(iii)            states that if the shareholder exercises their right to withdraw their acceptance:

(A)                     any Drillsearch securities that have been issued to them as consideration will be cancelled and

(B)                     they will be free to deal with their Ambassador shares as they wish and

(d)                       together with the supplementary bidder’s statement, send a letter (which includes a reversal form and a reply paid envelope self-addressed envelope) to the Selling Shareholders, which:

(i)                  notifies the Selling Shareholders of the right to reverse their Share Purchase Deed under order 5

(ii)               gives instructions as to what they must do to exercise that right and

(iii)            states that if a Selling Shareholder exercises their right to reverse their Share Purchase Deed:

(A)                     any Drillsearch shares that have been issued to them as consideration will be cancelled and

(B)                     they will be free to deal with their Ambassador shares as they wish including, for example, accepting the Offer or a competing offer.

2.                                      Dealings by certain Intention Statement Shareholders

Mrs Fotoula Hatziladas, Miller Anderson Pty Ltd and Mr David Shaw must not dispose of, transfer or grant a security interest over any shares in Drillsearch issued to them or any associate as a result of accepting the Offer, except as will occur by order 3. This order 2 ceases on satisfaction of order 3.

3.                                      Reversal of acceptances by Intention Statement Shareholders

3.1                     This order 3 has effect on and after the date of dispatch of the supplementary bidder’s statement under order 1.

3.2                     The contract for acceptance of the Offer by each Intention Statement Shareholder is void and of no effect and, without any need for transfer, the legal title and beneficial ownership in the Ambassador shares re-vests in the respective Intention Statement Shareholder.

3.3                     Drillsearch, Ambassador and each Intention Statement Shareholder must do all such acts as are reasonably necessary to give effect to order 3.2, including:

(a)                        each Intention Statement Shareholder must return to Drillsearch an amount equal to the cash consideration received no later than 14 days after the date of dispatch of the supplementary bidder’s statement under order 1

(b)                        Drillsearch must notify Ambassador immediately upon each Intention Statement Shareholder returning the cash consideration and

(c)                         Ambassador must register each Intention Statement Shareholder as a member on its register in respect of that number of shares that re-vest within 1 business day of notification from Drillsearch.

3.4                     In respect of each contract for acceptance that is void, the Drillsearch securities issued as consideration are cancelled.

3.5                     Each Intention Statement Shareholder must wait 14 days after the date of dispatch of the supplementary bidder’s statement under order 1 before deciding whether to accept the Offer. For avoidance of doubt, the Intention Statement Shareholders are free to accept the Offer after this period, and the decision as to what constitutes a “superior proposal” or “superior offer” is that of the Intention Statement Shareholder.

4.                                      Withdrawal right for other accepting shareholders

4.1                     This order 4 does not apply to the Intention Statement Shareholders.

4.2                     All contracts for acceptance of the Offer on or prior to the date of these orders are voidable and each Ambassador shareholder who has accepted the Offer on or prior to the date of these orders has a right to withdraw their acceptance.

4.3                     An Ambassador shareholder who wishes to exercise their right to withdraw under order 4.2 must:

(a)                        give Drillsearch notice (so that it is received no later than 14 days after the date of dispatch of the supplementary bidder’s statement under order 1) in the form attached to the supplementary bidder’s statement or complying with Corporations Regulation 6.6.01(1), as the case may be

(b)                        give Drillsearch any certificates and transfer documents needed to effect the return of the securities issued as consideration or complying with Corporations Regulation 6.6.01(2), as the case may be and

(c)                         where relevant, return to Drillsearch an amount equal to the cash consideration received together with the notice and other documents provided under orders 4.3(a) and 4.3(b).

4.4                     Drillsearch must comply with Corporations Regulation 6.6.01(3) in relation to each Ambassador shareholder who withdraws their acceptance.

4.5                     In respect of each acceptance withdrawn, the Drillsearch securities issued as consideration are cancelled.

5.                                      Option to reverse Share Purchase Deeds

5.1                     Subject to order 5.5, at the election of each Selling Shareholder, the Share Purchase Deed entered into by the Selling Shareholder is voidable and where a Selling Shareholder so elects, the Share Purchase Deed is of no effect and, without any need for transfer, the legal title and beneficial ownership in the number of Ambassador shares the subject of the Share Purchase Deed re-vests in the relevant Selling Shareholder.

5.2                     A Selling Shareholder who wishes to exercise their right to avoid their Share Purchase Deed under order 5.1 must give Drillsearch notice (so that it is received no later than 14 days after the date of dispatch of the supplementary bidder’s statement under order 1).

5.3                     In respect of each Share Purchase Deed that is avoided, the number of Drillsearch securities equal to the number issued as consideration under the Share Purchase Deed that are held by a Selling Shareholder who provides a notice under order 5.2 are cancelled.

5.4                     Drillsearch and Ambassador must do all such acts as are reasonably necessary to give effect to order 5.1, including:

(a)                        Drillsearch must notify Ambassador as soon as reasonably practicable upon each Selling Shareholder exercising its right under order 5.1 and

(b)                        Ambassador must register each Selling Shareholder as a member on its register in respect of that number of shares that re-vest within 1 business day of notification from Drillsearch and remove a corresponding number of Ambassador shares from the register record of Drillsearch’s shareholding in Ambassador.

5.5                     The right under order 5.1 is only exercisable where the Selling Shareholder is, at the time the right is exercised, the registered holder of at least the number of Drillsearch shares issued as consideration under the Share Purchase Deed.

6.                                      Extension of Drillsearch offer period

Drillsearch must do all things necessary to ensure that the offer period under its Offer closes on a date that is no earlier than 7.00pm on the date that is 21 days after the date that the supplementary bidder’s statement is dispatched to Ambassador shareholders.

7.                                      Definitions

In these orders the following terms have the following meanings:

Ambassador	Ambassador Oil and Gas Limited

Drillsearch	Drillsearch Energy Limited

Intention Statement Shareholder	• Mrs Fotoula Hatziladas for 16,550,000 Ambassador shares

• Miller Anderson Pty Ltd for 8,000,000 Ambassador shares

• Mr David Shaw for 1,000,000 Ambassador shares and

• Eye Investment Fund Ltd for 8,500,000 Ambassador shares

Offer	The off-market takeover offer for Ambassador shares by Drillsearch (Central) Pty Limited, a wholly owned subsidiary of Drillsearch, dated 12 June 2014

Selling Shareholder	Each of the shareholders who executed a Share Purchase Deed

Share Purchase Deed

A share purchase deed between a Selling Shareholder and Drillsearch dated 28 May 2014 under which each Selling Shareholder agreed to sell shares in Ambassador to Drillsearch, as disclosed by Drillsearch in its Notice of Initial Substantial Holder lodged with ASX on 30 May 2014

Alan Shaw

Counsel

with authority of Nora Scheinkestel

President of the sitting Panel

Dated 28 July 2014